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                                                                    Exhibit 10.3

                   AMENDMENT TO RESTATED EMPLOYMENT AGREEMENT


         This AMENDMENT TO THE RESTATED EMPLOYMENT AGREEMENT is entered into this the 27th day of August, 1999, by and between PIEDMONT NATURAL GAS COMPANY, INC., a North Carolina corporation (the "Corporation"), and JOHN H. MAXHEIM, a resident of Mecklenburg County, North Carolina (the "Officer").

                                   WITNESSETH:

         WHEREAS, the Corporation and the Officer entered into a Restated Employment Agreement, dated as of February 26, 1993 (the "Restated Employment Agreement"); and

         WHEREAS, the term of the Restated Employment Agreement has been extended from time to time pursuant to Section 4 thereof; and

         WHEREAS, the Restated Employment Agreement provides that the term of the Officer's employment by the Corporation shall not extend beyond the date on which the Officer reaches 65 years of age; and

         WHEREAS, the Officer will reach 65 years of age on October 4, 1999; and

         WHEREAS, the Board of Directors of the Corporation, with the agreement of the Officer, has determined that it is in the best interests of the Corporation to extend the term of the Officer's employment to February 25, 2000 (the date of the next annual meeting of shareholders).

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

         1. The first paragraph of Section 4 of the Restated Employment Agreement is amended to replace the phrase "beyond the date on which the Officer reaches 65 years of age" with the phrase "beyond February 29, 2000."

         2. In all other respects, the Restated Employment Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                                           CORPORATION:

                                           Piedmont Natural Gas Company, Inc.

ATTEST:

  /s/ Martin C. Ruegsegger
----------------------------------
Secretary
                                           By:    /s/ Ware F. Schiefer
                                              ----------------------------------
                                                  President

                                           OFFICER:



                                           /s/ John H. Maxheim
                                           -------------------------------------
                                                 John H. Maxheim

This Amendment to Restated Employment Agreement has been approved by the Board of Directors, this 27th day of August, 1999.


                                               /s/ John F. McNair III
                                           -------------------------------------
                                           Chairman of Compensation Committee